Exhibit 32
b

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Teltronics, Inc. (the "Company") on Form 10-K for the period ended December 31, 2007 (the "Report"), I, Ewen R. Cameron, Director, President and Chief Executive Officer of the Company and I, Russell R. Lee III, Vice President/Finance and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TELTRONICS, INC.
/s/ Ewen R. Cameron
March 31, 2008	Ewen R. Cameron
Director, President and Chief Executive Officer

/s/ Russell R. Lee III
March 31, 2008	Russell R. Lee III
Vice President/Finance and Chief Financial Officer